Exhibit 10.1

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INCREMENTAL FACILITY AGREEMENT

TRANCHE A TERM LOANS

dated as of December 17, 2015

among

MCC GEORGIA LLC

MCC ILLINOIS LLC

MCC IOWA LLC

MCC MISSOURI LLC

as Borrowers

the LENDERS party hereto

COBANK, ACB

and

ROYAL BANK OF CANADA

as Joint Lead Arrangers

COBANK, ACB

as Bookrunner and Syndication Agent

ROYAL BANK OF CANADA

as Documentation Agent

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

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INCREMENTAL FACILITY AGREEMENT

(TRANCHE A TERM LOANS)

INCREMENTAL FACILITY AGREEMENT (this “Agreement”) dated as of December 17, 2015, among MCC IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Iowa”); MCC ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Illinois”); MCC GEORGIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Georgia”); and MCC MISSOURI LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Missouri,” and, together with MCC Iowa, MCC Illinois and MCC Georgia, the “Borrowers”); the TRANCHE A TERM LOAN LENDER (as defined below) party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (together with its successors in such capacity, the “Administrative Agent”).

The Borrowers, the Lenders party thereto and the Administrative Agent are parties to the Third Amended and Restated Credit Agreement dated as of June 20, 2014, as amended and supplemented by the Incremental Facility Agreement dated as of October 10, 2014, the Incremental Facility Agreement, dated as of December 9, 2014, the Incremental Facility Agreement, dated as of August 12, 2015 and the Incremental Facility Agreement, dated as of November 23, 2015 (as further amended, modified or supplemented and in effect from time to time, the “Credit Agreement”).

Section 2.01(f) of the Credit Agreement contemplates that at any time and from time to time, the Borrowers may request that one or more persons (which may include the Lenders under and as defined in the Credit Agreement) offer to enter into commitments to make Incremental Facility Loans.  The Borrowers have requested that $151,500,000 aggregate principal amount of Incremental Facility Term Loan Commitments, constituting a single Series and designated as Refinancing Term Loans, be made available on the Incremental Effective Date (as defined below).  The Tranche A Term Loan Lender is willing to provide the Tranche A Term Loan Commitment (as defined below) on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:

ARTICLE I

DEFINED TERMS

Terms defined in the Credit Agreement are used herein as defined therein.  In addition, the following terms have the meanings specified below:

“Tranche A Term Loan Commitment” shall mean, with respect to the Tranche A Term Loan Lender, the commitment of such Lender to make Tranche A Term Loans hereunder.  The amount of the Tranche A Term Loan Lender’s Tranche A Term Loan Commitment is set forth on Schedule I hereto.

“Tranche A Term Loan Lender” shall mean (a) on the date hereof, the Lender having Tranche A Term Loan Commitments that has executed and delivered a counterpart hereto and (b) after the date hereof, the Lenders from time to time holding Tranche A Term Loans after giving effect to any assignments thereof pursuant to Section 11.06 of the Credit Agreement.

“Tranche A Term Loan Maturity Date” shall mean January 15, 2021.

“Tranche A Term Loans” shall mean the Term Loans provided for in Section 2.01 hereof, which may be Base Rate Loans and/or Eurodollar Loans and which shall constitute a single Series of Incremental Facility Term Loans under Section 2.01(f) of the Credit Agreement.

ARTICLE II

TRANCHE A TERM LOANS

Section 2.01. Term Loan Commitments; Availability; Designation; Use of Proceeds.  Subject to the terms and conditions set forth herein and in the Credit Agreement, the Tranche A Term Loan Lender agrees to make Tranche A Term Loans to the Borrowers in Dollars up to but not exceeding the amount of the Tranche A Term Loan Commitment.  The Tranche A Term Loans will be made available in a single drawing on the Incremental Effective Date.  The Tranche A Term Loans are Term Loans under the Credit Agreement and shall have the terms specified therein and each Tranche A Term Loan Lender shall be a Term Loan Lender under the Credit Agreement.  The Tranche A Term Loans are hereby designated as Refinancing Term Loans.  The proceeds of the Tranche A Term Loans shall be applied, together with the proceeds of Revolving Credit Loans borrowed on the Incremental Effective Date, to repay all outstanding Tranche G Term Loans and to pay fees and expenses related thereto.

Section 2.02. Termination of Term Loan Commitments.  Unless previously terminated, the Tranche A Term Loan Commitments shall terminate after the borrowing of the Tranche A Term Loans on the Incremental Effective Date.

Section 2.03. Repayment of Tranche A Term Loans.  The Borrowers jointly and severally unconditionally promise to pay to the Administrative Agent for the account of the Tranche A Term Loan Lenders the principal of the Tranche A Term Loans on each Principal Payment Date set forth in column (A) below, in the amount set forth opposite such date in column (B) below:

(A) Principal Payment Date	(B) Principal Reduction
March 31, 2016	$1,893,750
June 30, 2016	$1,893,750
September 30, 2016	$1,893,750
December 31, 2016	$1,893,750

March 31, 2017	$1,893,750
June 30, 2017	$1,893,750
September 30, 2017	$1,893,750
December 31, 2017	$1,893,750

March 31, 2018	$1,893,750
June 30, 2018	$1,893,750
September 30, 2018	$1,893,750
December 31, 2018	$1,893,750

March 31, 2019	$1,893,750
June 30, 2019	$1,893,750
September 30, 2019	$1,893,750
December 31, 2019	$1,893,750

March 31, 2020	$1,893,750
June 30, 2020	$1,893,750
September 30, 2020	$1,893,750
December 31, 2020	$1,893,750

January 15, 2021	$113,625,000

To the extent not previously paid, all Tranche A Term Loans shall be due and payable on the Tranche A Term Loan Maturity Date.

Section 2.04. Applicable Margin.  The Applicable Margin for Tranche A Term Loans shall be the respective rate indicated below for Loans of the applicable Type set forth opposite the then-current Rate Ratio (determined pursuant to Section 3.03 of the Credit Agreement) indicated below:

Range of Rate Ratio	Euro- dollar Loans	Base Rate Loans
Greater than or equal to 5.0 to 1	3.50%	2.50%
Greater than or equal to 4.5 to 1 but less than 5.0 to 1	3.00%	2.00%
Greater than or equal to 4.0 to 1 but less than 4.5 to 1	2.75%	1.75%
Greater than or equal to 3.0 to 1 but less than 4.0 to 1	2.50%	1.50%
Less than 3.0 to 1	2.25%	1.25%

provided, that such Rate Ratio shall be calculated after giving pro forma effect to the incurrence of the Tranche A Term Loans.

Section 2.05. Special Voting Provisions.

(a) [Reserved].

(b) Each Tranche A Term Loan Lender, solely in its capacity as a Tranche A Term Loan Lender, hereby agrees that with respect to any matter requiring the vote of Lenders pursuant to (x) any proposed amendment, restatement, waiver, consent, supplement or other modification of any provision of Section 8.10 of the Credit Agreement other than the first sentence of Section 8.10(a) of the Credit Agreement (including any of the defined terms set forth in such provisions to the extent affecting the calculation of the ratios set forth in such provisions) (such provisions other than the first sentence of Section 8.10(a) of the Credit Agreement, the “Revolving Financial Covenant Provisions”), or (y) the exercise of any remedy under the last two paragraphs of Section 9.01 of the Credit Agreement arising from an Event of Default under the Revolving Financial Covenant Provisions, shall, automatically and without further action on the part of such Tranche A Term Loan Lender, the Borrowers or the Administrative Agent, be deemed to have voted the Tranche A Term Loans held by such Tranche A Term Loan Lender, and each such Lender irrevocably instructs the Borrowers and the Administrative Agent to treat as voted, in the same proportion as the allocation of voting with respect to such matter by other Lenders entitled to vote on such matter (other than in their capacity as Tranche A Term Loan Lenders) so long as such Tranche A Term Loan Lender is treated in connection with the exercise of such right or taking of such action on the same basis as, and in a manner no less favorable to such Tranche A Term Loan Lender, than the other Lenders.

ARTICLE III

[RESERVED]

ARTICLE IV

SECURITY DOCUMENTS

Section 4.01. Confirmation of Security Documents.  Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party.  By its execution on the respective signature lines provided below, each of the Obligors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as supplemented hereby without impairing any such obligations or Liens in any respect.

ARTICLE V

REPRESENTATION AND WARRANTIES; NO DEFAULTS

The Borrowers represent and warrant to the Administrative Agent and the Lenders that (i) each of the representations and warranties made by the Borrowers in Section 7 of the Credit Agreement, and by each Obligor in the other Loan Documents to which it is a party, is true and complete on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents included reference to this Agreement and (ii) no Default has occurred and is continuing.

ARTICLE VI

CONDITIONS

Section 6.01. The obligation of the Tranche A Term Loan Lender to make Tranche A Term Loans is subject to each of the following conditions having been satisfied (the date of satisfaction of such conditions, the “Incremental Effective Date”):

(a) Counterparts of this Agreement.  The Administrative Agent shall have received duly executed and delivered counterparts of this Agreement from each Obligor and each Lender listed on Schedule I hereto.

(b) Opinion of Counsel to Obligors.  The Administrative Agent shall have received an opinion of Vedder Price P.C., counsel to the Obligors, dated such date or dates and covering such matters as the Administrative Agent or the Tranche A Term Loan Lender may reasonably request (and the Borrowers hereby instruct counsel to deliver such opinion to the Lenders and the Administrative Agent).

(c) Officer’s Certificate.  A certificate of a Senior Officer, dated the Incremental Effective Date, attaching resolutions approving the transactions contemplated by this Agreement and to the effect that (i) the representations and warranties made by the Borrowers in Article V hereof, and by each Obligor in the other Loan Documents to which it is a party, are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date), (ii) there have been no amendments to the organizational documents of any Obligor since June 20, 2014 and the Tranche A Term Loan Lender may rely on the secretary’s certificates delivered to the Administrative Agent on such date, (iii) after giving effect the borrowing of the Tranche A Term Loans, the Borrowers will not exceed the maximum amount permitted to be borrowed under Section 2.01(f)(iii) of the Credit Agreement, and (iv) no Default or Event of Default shall have occurred and be continuing.

(d) Other Documents.  The Borrowers shall have executed and delivered counterparts to such other documents as the Administrative Agent or the Tranche A Term Loan Lender may reasonably request.

(e) Fees and Expenses.  The Administrative Agent shall have received evidence from the Borrowers that (i) an upfront fee in an amount equal to 0.50% of the stated principal amount of the Tranche A Term Loan Commitment has been paid directly to the Tranche A Term Loan Lender, and (ii) all other amounts due and payable on or prior to the Incremental Effective Date have been paid, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

(f) Borrowing Notices.  The Borrowers shall have delivered to the Administrative Agent in accordance with Section 2.02 of the Credit Agreement (i) notices of borrowing in respect of Tranche A Term Loans and (ii) notices of borrowing in respect of Revolving Credit Loans in an aggregate amount sufficient, together with the net proceeds received from the Tranche A Term Loans, to repay all outstanding Tranche G Term Loans.

(g) Repayment of Tranche G Term Loans.  The Administrative Agent shall be satisfied with the arrangements to ensure that all outstanding Tranche G Term Loans will be repaid on the Incremental Effective Date.

ARTICLE VII

MISCELLANEOUS

Section 7.01. Expenses.  The Obligors jointly and severally agree to pay or reimburse the Administrative Agent and the lead arrangers identified on the cover page to this Agreement, all reasonable out-of-pocket expenses incurred by such parties, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent and the lead arrangers, in connection with the syndication of the Incremental Facility Loans provided for herein and the preparation of this Agreement.

Section 7.02. Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof and thereof which, when taken together, bear the signatures of each of the other parties hereto and thereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 7.03. Governing Law.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Section 7.04. Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 7.05. Notices.  All notices, requests and other communications provided for herein and under the Security Documents (including, without limitation, any modifications of, or waivers, requests or consents under this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient in accordance with the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

MCC GEORGIA LLC
MCC ILLINOIS LLC
MCC IOWA LLC
MCC MISSOURI LLC

By:	Mediacom Broadband LLC, a Member
By:	Mediacom Communications Corporation, a Member

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President & Chief Financial Officer

[Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby consents to the foregoing Agreement and confirms that the Tranche A Term Loan Commitment and the Tranche A Term Loans made thereunder constitute “Guaranteed Obligations” under the Guarantee and Pledge Agreement under and as defined in the Credit Agreement for all purposes of the Guarantee and Pledge Agreement and are entitled to the benefits of the guarantee and security provided under the Guarantee and Pledge Agreement.

MEDIACOM BROADBAND LLC

By:	Mediacom Communications Corporation, a Member

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President & Chief Financial Officer

[Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby confirms that all of its obligations under the Management Fee Subordination Agreement and Sections 5.04 and 5.05 of the Guarantee and Pledge Agreement will continue unchanged and remain in full force and effect for the benefit of the Administrative Agent, the Lenders party to the Credit Agreement and the Tranche A Term Loan Lender.

MEDIACOM COMMUNICATIONS CORPORATION

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President & Chief Financial Officer

[Incremental Facility Agreement Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Nicolas Gitron-Beer
	Name:	Nicolas Gitron-Beer
	Title:	Vice President

[Incremental Facility Agreement Signature Page]

COBANK, ACB, as the Tranche A Term Loan Lender

By:	/s/ Gary Franke
	Name:	Gary Franke
	Title:	Vice President

[Incremental Facility Agreement Signature Page]

Schedule I

TRANCHE A TERM LOAN COMMITMENTS

TRANCHE A TERM LOAN LENDER	TRANCHE A TERM LOAN COMMITMENT

COBANK, ACB	$151,500,000

TOTAL:	$151,500,000

Schedule I to Incremental Facility Agreement